Exhibit 10.2

SECOND Amendment TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of April 23, 2020 by and among TRANSMEDICS, INC., a Delaware corporation (the “Borrower”), TRANSMEDICS GROUP, INC., a Massachusetts corporation (“TransMedics Group”), and TRANSMEDICS B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“TransMedics B.V.” and together with TransMedics Group,  the “Guarantors” and each, a “Guarantor”), and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (the “Lender”).

WHEREAS, the Borrower and the Lender are party to that certain Credit Agreement, dated as of June 22, 2018, by and between the Borrower, as borrower, and the Lender, as lender (as amended pursuant to that  certain First Amendment to Credit Agreement, dated as of February 27, 2020, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower wishes to amend certain provisions of the Credit Agreement as provided in this Amendment, and pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended in writing and consented to by the Lender and the Borrower.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2.         Amendments to Section 1.1 of the Credit Agreement. Upon the satisfaction of the conditions precedent set forth in Section 5 below, the Lender and the Borrower hereby agree that Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the correct alphabetical order:

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act.

“PPP Indebtedness” means unsecured Indebtedness incurred after the Second Amendment Effective Date by the Borrower that (a) is incurred pursuant to the Paycheck Protection Program established under the CARES Act and guaranteed by the Small Business Administration, (b) is in an aggregate principal amount not to exceed $2,249,280 at any one time, (c) in respect of which the Borrower (i) promptly, and in any event within 90 days after the date of incurrence of such Indebtedness, applies for forgiveness of an aggregate principal amount of at least $2,024,352 and (ii) in any event, obtains forgiveness of an aggregate principal amount of at least $2,024,352 by no later than October 31, 2020; provided, however, that in the event that the Small Business Administration, through no fault of the Borrower, does not respond to the Borrower’s application for forgiveness (X) by October 31, 2020, the date specified in this clause (c)(ii) shall automatically (without further action by any party) be extended to November 30, 2020 and (Y) by November 30, 2020, the date specified in this clause (c)(ii) shall automatically (without further action by any party) be extended to December 31, 2020, and (d) in respect of which the Borrower is, as of the date of incurrence and at all times thereafter, in compliance with the terms and conditions thereof, including the use of proceeds thereof.

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“Second Amendment Effective Date” means April 23, 2020.

3.       Amendments to Section 8.2 of the Credit Agreement. Upon the satisfaction of the conditions precedent set forth in Section 5 below, the Lender and the Borrower hereby agree that:

(a)       Section 8.2 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (m) thereof, adding “and” at the end of clause (n) thereof, and inserting the clause “(o) PPP Indebtedness;” thereafter; and

(b)       The proviso of Section 8.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“provided that, no Indebtedness otherwise permitted by clauses (e), (f), (n) or (o) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.”

4.        Representations and Warranties.  The Borrower represents and warrants to the Lender as follows:

(a)       The information provided, and the certifications made, in each case by the Borrower in the Borrower Application Form in respect of the PPP Indebtedness were true and correct as of the date made.

(b)       After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document shall be true and correct in all material respects (other than any representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date hereof (or as of a specific earlier date if such representation or warranty expressly relates to an earlier date).

(c)       After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

5.     Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Lender of counterpart signatures to this Amendment duly executed and delivered by the Lender, the Borrower and each Guarantor.

6.         Expenses.  The Borrower agrees to pay on demand all expenses of the Lender (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

7.      No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a

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waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future consent, waiver or amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

8.       Waiver and Release. TO INDUCE THE LENDER, TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND THE GUARANTORS (FOR THEMSELVES AND THEIR AFFILIATES) (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH THEY:

(a)       WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.

(b)       FOREVER RELEASE, RELIEVE AND DISCHARGE THE LENDER, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE RELEASING PARTIES AND THE RELEASED PARTIES HEREBY AGREE THAT THE RELEASE CONTAINED HEREIN DOES NOT INCLUDE A RELEASE OF ANY CLAIM OR OBLIGATION AGAINST THE RELEASED PARTIES ARISING AFTER THE DATE HEREOF UNDER THE TERMS OF THE LOAN DOCUMENTS WHICH CLAIM OR OBLIGATION DOES NOT ARISE, DIRECTLY OR INDIRECTLY, OUT OF AND IS IN NO WAY BASED UPON MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS OCCURRING PRIOR TO THE DATE HEREOF.

(c)     IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN

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ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)    COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

(e)        REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

9.        Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by e-mail (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

10.       Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature Page Follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

TRANSMEDICS, INC.,
as the Borrower

By: /s/ Stephen Gordon
Name:  Stephen Gordon
Title:    Chief Financial Officer

TRANSMEDICS B.V.,
as Guarantor

By: /s/ Stephen Gordon
Name:  Stephen Gordon
Title:    Authorized Representative

TRANSMEDICS GROUP, INC.,
as Guarantor

By: /s/ Stephen Gordon
Name:  Stephen Gordon
Title:    Chief Financial Officer, Treasurer
and Secretary

ORBIMED ROYALTY OPPORTUNITIES II, LP,
as the Lender

By: OrbiMed ROF II LLC,

       its General Partner

By: OrbiMed Advisors LLC,
       its Managing Member

By: /s/ W. Carter Neild
Name:  W. Carter Neild
Title:     Member

[Signature Page to Second Amendment to Credit Agreement]